EXHIBIT 10.6

                             SECURED NON-NEGOTIABLE
                                 PROMISSORY NOTE
$200,000                                                 DATE: FEBRUARY 3, 2004

                                                      MATURES: FEBRUARY 3, 2006

FOR VALUE RECEIVED, American Vantage Media Corporation, a Nevada corporation, as maker, having its principal offices at 4735 S. Durango Drive, Suite 105, Las Vegas, Nevada 89147 (the "Payor"), hereby unconditionally promises to pay to the order of Al Cattabiani, an individual whose address is 27 Summit Terrace, Dobbs Ferry, New York 10522 as payee, (the "Payee") at 27 Summit Terrace, Dobbs Ferry, New York 10522 or at such other place as the holder hereof may from time to time designate in writing, the principal sum of Two Hundred Thousand Dollars ($200,000) in lawful money of the United States of America with interest thereon to be computed from the date of this note (the "Note") at the Interest Rate (defined below) and in accordance with the terms of this Note. This Note is executed and delivered pursuant to the terms of a Stock Purchase Agreement dated February 3, 2004 (the "Agreement") among the Payor, Wellspring Media, Inc., a Delaware corporation (the "Guarantor"), Al Cattabiani ("Cattabiani"), Carl Seldin Koerner ("Koerner"), Lee Miller ("Miller") and Clara Spalter Miller ("Spalter Miller"). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

1. INTEREST. Interest on the unpaid principal balance due hereunder shall accrue at the rate of seven percent (7%) per annum. Interest shall be calculated on the basis of a 365 day year.

2. PAYMENT TERMS. The Payor shall make to the Payee, at the address set forth above or as the Payee shall otherwise direct, equal quarterly payments of interest, each in the amount of $3,500 on May 3, 2004, August 3, 2004, November 3, 2004, February 3, 2005, May 3, 2005, August 3, 2005,
       November 3, 2005 and February 3, 2006 (each, a "Payment Date"). The entire principal balance and all accrued and unpaid interest thereon shall be due and payable on February 3, 2006 (the "Maturity Date").

3. APPLICATION OF PAYMENTS. Payments under this Note shall be applied first to the payment of late fees and other costs and charges due in connection with this Note, as Payee determines in its sole discretion, then to the payment of accrued but unpaid interest, and then to reduction of the outstanding principal balance. All amounts due under this Note shall be payable without counterclaim or any other deduction whatsoever.

4. GUARANTY AND SECURITY. The obligations of the Payor pursuant to this Note have been guaranteed by the Guarantor pursuant to the terms of a Guaranty Agreement of even date herewith (the "Guaranty"). The Note is secured pursuant to the terms

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       of a Security Agreement (the "Security Agreement") given by the Guarantor to Miller,  as agent for the Payee and other  Sellers under the Agreement
       (the  "Agent"),   encumbering   certain  assets  of  the  Guarantor  (the
       "Assets"), as more particularly described therein, and a Pledge Agreement (the "Pledge") of even date herewith given by the Payor to the Agent pursuant to which the Payor has pledged the stock of the Guarantor (the "Stock").

5. PARI PASSU. The Note and each of the other Senior Secured Notes of even date herewith from the Payor to the Sellers rank and will rank pari passu in right of payment.

6. DEFAULT AND ACCELERATION. The occurrence of any of the following shall constitute an event of default ("Event of Default") under this Note: (a) if any payment required in this Note is not paid (i) prior to the tenth
       (10th) day after a Payment Date; or (ii) on the Maturity Date; (b) on the occurrence of any default by the Payor or the Guarantor, after the expiration of any applicable notice and grace periods, hereunder or under the terms of the Agreement, the Security Agreement, the Guaranty or the Pledge; (c) any representation or warranty made or deemed made by the Payor or the Guarantor shall prove to have been incorrect in any substantial or material respect on or as of the date made or deemed made;
       (d) if Guarantor or Payor shall: admit in writing its inability to pay its debts generally as they become due; file a petition for relief under the bankruptcy laws or a petition to take advantage of any insolvency act; make an assignment for the benefit of creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or the whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the Federal Bankruptcy Laws or any other applicable law or statute of the United States or any State; or if Guarantor or Payor shall be adjudged a bankrupt or insolvent, or a court of competent jurisdiction shall enter any order, judgment or decree appointing a receiver, trustee, liquidator or conservator of Guarantor or Payor or of the whole or any substantial part of the property of Guarantor or Payor or approves a petition filed against Guarantor or Payor seeking reorganization or similar relief under the Federal Bankruptcy Laws or any other applicable law or statute of the United States or any State; or; (e) if the Payor or the Guarantor shall cease doing business; (f) upon the declared default of any indebtedness of the Payor or the Guarantor by any lender; (g) if a court of competent jurisdiction determines that the Security Agreement or the Pledge ceases to create a valid first priority security interest, perfected, to the extent such interest is perfected by a financing statement, in and to the property subject to such agreement subject only to the security interest of the Atlantic Bank of New York pursuant to the Accounts Financing and Security Agreement and the Covenant Supplement to Accounts Financing Security Agreement, each dated August 1, 2003 between Atlantic Bank of New York and Payor (together, the "Atlantic Bank Security Agreement"), or Permitted Liens thereunder, or shall cease to be in full force and effect or are null and void, or the validity or enforceability of any security agreement shall be contested by Payor or Guarantor such party shall deny it has any further liability or obligation under such agreement; (i) if the Payor or the

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       Guarantor  shall have a judgment  entered against it in excess of $20,000 which is not covered by insurance or bonded within 90 days or the Payor or the Guarantor shall fail to pay or remit any tax when due; (j) except as permitted pursuant to the Security Agreement, the Payor or the Guarantor shall grant any security interest in any of its assets or stock; or (k) if all or any part of the Collateral held pursuant to the Security Agreement or the Stock held pursuant to the Pledge shall be sold, transferred or assigned, without the prior written consent of Secured Parties in violation of the Security Agreement or the Pledge; (l) if Guarantor or Payor shall merge or consolidate or agree to merge or consolidate with or into any other entity (except for a merger in which Payor or Guarantor, as the case may be, is the surviving entity and provided however that in the event of any merger or consolidation by Guarantor or Payor notice of such merger shall be provided to the Payees no less than ten (10) days prior to any proposed merger) or shall sell, lease or other dispose of all or substantially all of its assets; (m) the loss, theft, substantial damage or destruction to or of the Collateral, not otherwise fully insured or the making or granting of any levy,
       seizure,   attachment,   execution  or  prejudgment   remedy,   upon  the
       Collateral, the Stock, or the property of the Guarantor or Payor, where such levy, seizure, attachment, execution or prejudgment remedy is not discharged or released within forty-five (45) days after being granted;
       (n) if all or any part of the Stock shall be sold, transferred or assigned, or shall be further encumbered, hypothecated, mortgaged, or made subject to any other lien or security interest, without the prior written consent of Payee; (o) if Guarantor shall increase the amount of the loan with Atlantic Bank of New York.

       Upon the occurrence and during the continuance of an Event of Default, the Payee may declare: (i) the indebtedness of this Note, and (ii) interest, default interest, late charges and other sums, as provided in this Note, immediately due and payable.

7. DEFAULT INTEREST. Payor agrees that upon the occurrence of an Event of Default, the Payee shall be entitled to receive and Payor shall pay interest on the entire unpaid principal sum of this Note at a per annum rate equal to the lower of twelve percent (12%) or the maximum interest rate permitted by law, (the "Default Rate"). The Default Rate shall be computed from the occurrence of the Event of Default until all Obligations (as defined in the Security Agreement) are paid in full. Interest calculated at the Default Rate shall be deemed secured by the Security Agreement. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Obligations, nor as a waiver of any other right or remedy accruing to Payee by reason of the occurrence of any Event of Default.

8. LATE CHARGE. If any payment payable under this Note is not paid prior to the tenth (10th) day after the applicable Payment Date, Payor shall pay to Payee, upon demand, an amount equal to five percent (5%) of any sums due or payable, and this amount shall be secured by the Security Agreement and the Pledge Agreement. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Payee by reason of the occurrence of any Event of Default.

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9.     PREPAYMENT. The outstanding principal balance of this Note, together with all accrued and unpaid interest, may be prepaid, in whole but not in part, at any time during the term hereof, without penalty. The Payor shall notify the Payee in writing prior to making a prepayment.

10. LOAN CHARGES. This Note is subject to the express condition that at no time shall the Payor be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject the Payee to either civil or criminal liability as a result of being in excess of the maximum interest rate which the Payor is permitted by applicable law to contract or agree to pay. If, by the terms of this Note, Payor is at any time required or obligated to pay interest hereunder at a rate in excess of such maximum rate, the Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder, and any excess remaining shall be refunded to the Payor or applied against unpaid principal at the option of the Payee. All sums paid or agreed to be paid to the Payee for the use, forbearance, or detention of the Obligations, shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated period until payment in full of the principal (including the period of any renewal or extension hereof) so that the rate or amount of interest on account of the Obligations does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Obligations for so long as the Obligations are outstanding. In determining whether or not the interest paid or payable hereunder exceeds the maximum lawful rate, the Payee may utilize any law, rule or regulation in effect from time to time and available to the Payee.

11. WAIVERS The Payor hereby waives presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind, and consents to the extensions of the time of payment, release, surrender or substitution of security or forbearance or other indulgence without notice. No release of any security for the Obligations or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Agreement, the Pledge, the Guaranty or the Security Agreement made by agreement between the Payee, Guarantor or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of the Payor for the payment of all or any part of the Obligations. No notice to or demand on the Payor shall be deemed to be a waiver of the obligation of the Payor or of the right of the Payee to take further action without further notice or demand as provided for in this Note, the Agreement, the Pledge, the Guaranty or the Security Agreement.

12. GOVERNING LAW. This Note shall be governed, construed, applied and enforced in , accordance with the laws of the State New York and shall be binding upon the Payor and its successor and assigns. This Note shall inure to the benefit of the Payee and his successors and assigns.

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13.    CONSENT TO JURISDICTION.  The Payor irrevocably consents to the exclusive jurisdiction of the United States federal courts and the state courts located in the State and County of New York with respect to any suit or proceeding based on or arising under this Note and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts.

14. NOTICES. All notices required or permitted hereunder shall be given as provided in the Agreement.

15.    MISCELLANEOUS.

              (a) Wherever pursuant to this Note it is provided that the Payor pay any costs and expenses, such costs and expenses shall include, but not be limited to, reasonable legal fees and disbursements of the Payee, whether with respect to retained firms, the reimbursement for the expenses of in-house staff, or otherwise. The Payor shall pay to the Payee on demand any and all expenses, including legal expenses and reasonable attorneys' fees (at all levels including appeals), incurred or paid by Payee in enforcing this Note, whether or not any legal proceeding is commenced hereunder, together with interest thereon at the Default Rate from the date paid or incurred by Payee until such expenses are paid by the Payor.

              (b) This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of the Payor or the Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

              (c) Whenever used, the singular number shall include the plural, the plural number shall include the singular, and the words "Payee" and "Payor" shall include their respective successors, assigns, heirs, executors and administrators.

              (d) The headings of this Note are for convenience only and are not to affect the construction of or to be taken into account in interpreting the substance of this Note.

              (e) Time is of the essence hereunder.

              (f) A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and a determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. The remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.

              (g)  The  Payor   waives  any  right  it  may  have  to  assert  a
       counterclaim and cross claims of any nature.

              (h) WAIVER OF TRIAL BY JURY. PAYOR AND PAYEE, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING

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       OR  COUNTERCLAIM,  WHETHER  IN  CONTRACT,  TORT  OR  OTHERWISE,  RELATING
       DIRECTLY OR INDIRECTLY TO THE OBLIGATIONS EVIDENCED BY THIS NOTE, THE AGREEMENT, THE GUARANTY, THE PLEDGE OR THE SECURITY AGREEMENT OR ANY ACTS OR OMISSIONS OF ANY PARTY OR ANY OF THEIR RESPECTIVE OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH. THIS WAIVER OF THE RIGHT TO TRIAL BY JURY IS A MATERIAL INDUCEMENT TO THE PAYEE FOR THE PAYEE TO ENTER INTO THE TRANSACTION EVIDENCED HEREBY.

16. SETOFF. Notwithstanding anything to the contrary in the Agreement, and regardless of other means of obtaining payment, if at any time and from time to time any Purchaser Indemnified Party delivers a Claim Notice to the Sellers regarding any Claim for which the Purchaser Indemnified Party is entitled to indemnification from the Sellers under Article VII of the Agreement, the Payorr is hereby authorized to withhold and set-off and apply against any amounts owing to Payee under this Note by the Payor up to such Payee's Pro Rata Share of the amounts as set forth in each such Claim Notice. The Purchaser shall have the right to withhold and set-off in connection with this Section 17 upon the earlier of (i) when a Claim has been made or filed against a Purchaser Indemnified Party, (ii) when a Purchaser Indemnified Party has paid or been required to pay a third party in connection with a Claim or (iii) when a Purchaser Indemnified Party has realized a quantifiable loss due to any Claim. Notwithstanding anything in the Agreement to the contrary (and without limiting the generality of Section 9.12 of the Agreement), (i) the rights to set-off provided in this Note and (ii) any other rights and remedies under this Agreement or in equity or at law that any Purchaser Indemnified Party may have with respect to the satisfaction of the indemnification obligations of the Sellers under the Agreement shall be cumulative, and the exercise of any such right by any Person shall not be exclusive of any other right or remedy and shall not limit, modify, adversely affect, prejudice or impair the exercise (or ability to exercise) any such rights or remedies.

17. SUBORDINATION. THIS INSTRUMENT IS SUBJECT TO THE AGREEMENT OF SUBORDINATION DATED AS OF FEBRUARY 3, 2004 AMONG ATLANTIC BANK OF NEW YORK (THE "BANK"), AL CATTABIANI AND AMERICAN VANTAGE MEDIA CORPORATION, WHICH AMONG OTHER THINGS SUBORDINATES THE PAYOR'S OBLIGATIONS HEREUNDER TO THE PRIOR PAYMENT OF CERTAIN OBLIGATIONS OWING TO THE BANK.

              [NO FURTHER TEXT - SIGNATURE TO FOLLOW ON NEXT PAGE]


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         IN WITNESS WHEREOF,  Payor has duly secured this Note as of the day and date first above written.

SIGNED AND DELIVERED IN THE PRESENCE OF     PAYOR
                                             AMERICAN VANTAGE MEDIA CORPORATION

_______________________________________     By: _______________________________

Print Name: ___________________________     Name: _____________________________

                                            Title: ____________________________

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                                         ACKNOWLEDGMENT IN NEW YORK STATE

STATE OF NEW YORK              )
                               SS.:

COUNTY OF ____________________ )


         On February _____, 2004 before me, the undersigned, personally appeared _________________________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within Agreement and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the Agreement, the individual(s), or the person upon behalf of which the individual(s) acted, executed the Agreement.


                      _________________________________________________________
                     (signature and office of individual taking acknowledgment)